UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  November 9, 2004
                                                       ----------------

                             IMS HEALTH INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           001-14049                                      06-1506026
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    (Commission File Number)                   (IRS Employer Identification No.)


  1499 Post Road, Fairfield, Connecticut                        06824
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 (Address of Principal Executive Offices)                     (Zip Code)


                                 (203) 319-4700
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

               On November 9, 2004, the Board of Directors of IMS Health Incorporated ("IMS" or the "Company") approved a transition plan under which David R. Carlucci has been appointed to the position of Chief Executive Officer and President, effective January 1, 2005. Mr. Carlucci currently serves as President and Chief Operating Officer of the Company. The Board has also approved the appointment of David M. Thomas, the Company's current Chairman and Chief Executive Officer, to the position of Executive Chairman of the Board of Directors, effective January 1, 2005. Under the transition plan, Mr. Thomas will step down as Chief Executive Officer at January 1, 2005 and will remain Executive Chairman through March 31, 2006. A copy of the press release announcing the appointments is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

               Mr. Carlucci, age 50, was appointed President and Chief Operating Officer in October 2002. Before joining IMS, Mr. Carlucci was General Manager, IBM Americas, which comprises all of IBM's sales and distribution operations in the U.S., Canada and Latin America, from January 2000 until January 2002. Prior to that, Mr. Carlucci held roles of increasing responsibility at IBM, including General Manager, IBM's S/390 Division from January 1998 to January 2000; Chief Information Officer from February 1997 to January 1998; General Manager, IBM Printing Systems Company from July 1995 to January 1997; Vice President, systems, industries and services, Asia Pacific from January 1993 to July 1995; and Vice President, marketing and channel management, IBM Personal Computer Company -- North America from February 1990 to December 1992. He joined IBM in 1976 as a Sales Representative.

               Mr. Thomas, age 55, has served as a Director and as Chairman and Chief Executive Officer of IMS since November 2000. From November 2000 until October 2002, Mr. Thomas also served as President of IMS. Prior to joining IMS, Mr. Thomas was Senior Vice President/Group Executive, Personal Systems Group of IBM from January 1998 until September 2000. He held the position of General Manager of Global Industries of IBM from January 1996 until January 1998 and General Manager of IBM North America from October 1995 until January 1996. Mr. Thomas is also a director of the following public companies: Fortune Brands, Inc., The TriZetto Group, Inc. and Interpublic Group of Companies, Inc.

               On November 9, 2004, the Board of Directors of the Company also increased the size of the Company's Board from nine to ten members and elected Mr. Carlucci to fill the newly created vacancy, both effective January 1, 2005. Mr. Carlucci has not been appointed to any committee of the Board.

               The current employment agreement between Mr. Carlucci and the Company and the current employment agreement between Mr. Thomas and the Company are described in the Company's proxy statement filed with the Commission on March 23, 2004 (incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2003). Such descriptions are incorporated by reference herein. Those agreements remain in effect, but the Company's Board of Directors has tentatively approved changes in the compensation of these executive officers, effective January 1, 2005, as follows: Mr. Carlucci's salary will increase to $730,000 per year, with a target annual incentive equal to such annual salary and an annual opportunity to earn performance restricted stock (units) equal to the annual incentive, and he will be granted (i) 38,000 restricted stock units vesting in equal annual installments over three years and (ii) stock options to purchase 115,000 shares of Company stock vesting in equal annual installments over three years. Mr. Thomas's salary will increase to $880,000 per year, with target annual incentive equal to such salary; he will cease participating in the Company's performance restricted stock (units) program in 2005, pursuant to which he previously had a target award of $850,000; he will cease participating in the Company's stock option program in 2005; the vesting of 283,334 options and 38,417 restricted stock units now scheduled to vest after March 31, 2006 will be accelerated to March 31, 2006; he will be granted 45,833 restricted stock units that will vest as to 33,333 units on January 1, 2006 and 12,500 units on March 31, 2006; and upon his retirement the Company will transfer to him title to his Company-provided automobile.

               The appointments and changes to the employment agreements described above are subject to the agreement of the Company and each of the individual executive officers on appropriate modifications to his employment agreement, including the approval by the Board of Directors of the final terms of such modified employment agreements.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

None

(b)  Pro Forma Financial Information.

None

(c)  Exhibits.

         The following exhibit is furnished as part of this report:

         Exhibit Number                Description
         --------------                -----------

         99.1                      Press Release dated November 9, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               IMS HEALTH INCORPORATED

                                               By:  /s/ Robert H. Steinfeld
                                               ----------------------------

                                               Name:  Robert H. Steinfeld
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Corporate Secretary

Date:  November 15, 2004

                                  EXHIBIT INDEX


   Exhibit Number                Description
   --------------                -----------

   99.1                      Press Release dated November 9, 2004.